UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code (415) 421-7900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 2, 2016, Williams-Sonoma, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved a proposal to amend and restate the Company’s 2001 Incentive Bonus Plan (the “Plan”) to extend its term until the 2021 annual meeting of stockholders and to approve the material terms of the Plan to satisfy the stockholder approval requirement under Section 162(m) of the Internal Revenue Code. In addition, the amendment and restatement makes certain other changes to the Plan. More details about the Plan are included in the Company’s Definitive Proxy Statement for its Annual Meeting filed with the Securities and Exchange Commission on April 15, 2016.

The Plan, as amended, is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the following proposals were voted on and approved by the Company’s stockholders:

Proposal 1: Election of Board of Directors:

Name of Director	For	Against	Abstain	Broker Non-Vote
Laura J. Alber	76,562,940	167,655	11,979	6,060,300
Adrian D.P. Bellamy	76,323,492	402,084	16,998	6,060,300
Rose Marie Bravo	76,617,114	107,364	18,096	6,060,300
Patrick J. Connolly	73,861,114	2,866,833	14,627	6,060,300
Adrian T. Dillon	76,425,163	299,582	17,829	6,060,300
Anthony A. Greener	76,619,378	106,732	16,464	6,060,300
Ted W. Hall	76,616,419	106,764	19,391	6,060,300
Sabrina Simmons	76,618,613	107,481	16,480	6,060,300
Jerry D. Stritzke	76,613,413	110,011	19,150	6,060,300
Lorraine Twohill	76,616,312	108,672	17,590	6,060,300

All director nominees were duly elected.

Proposal 2: Amendment and restatement of the Williams-Sonoma, Inc. 2001 Incentive Bonus Plan:

For	Against	Abstain	Broker Non-Vote
75,939,819	690,931	111,824	6,060,300

Proposal 2 was approved.

Proposal 3: Advisory vote to approve executive compensation:

For	Against	Abstain	Broker Non-Vote
76,038,592	589,167	114,815	6,060,300

Proposal 3 was approved, on a non-binding advisory basis.

Proposal 4: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2017:

For	Against	Abstain
82,380,878	405,982	16,014

Proposal 4 was approved.

Item 9.01. Financial Statements and Exhibits

(d)	List of Exhibits:

10.1*	Williams-Sonoma, Inc. 2001 Incentive Bonus Plan, as amended and restated effective June 2, 2016

*	Incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: June 3, 2016	By:	/s/ Julie P. Whalen
Julie P. Whalen Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1*	Williams-Sonoma, Inc. 2001 Incentive Bonus Plan, as amended and restated effective June 2, 2016

*	Incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 15, 2016.

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